ABERDEEN FUNDS

Supplement to the Aberdeen Funds Statement of Additional Information dated March 1, 2010, as amended.

Christopher Baggini, CFA® is no longer an investment manager on the U.S. equity team.   All references to Mr. Baggini in the Statement of Additional Information are deleted.

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

THIS SUPPLEMENT IS DATED June 7, 2010

Please keep this supplement for future reference